UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 07/06/2006

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-10991

DE	38-2760940
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

19975 Victor Parkway, Livonia, MI 48152

(Address of principal executive offices, including zip code)

734-591-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01. Regulation FD Disclosure

In connection with the Company’s press release dated July 6, 2006 announcing the execution of a definitive merger agreement with ADVO, Inc., information included in the Company’s July 6, 2006 Investor Presentation will be made part of the related investor call referenced in the press release. The Investor Presentation slides are being furnished herein as an exhibit to this filing.

Item 9.01. Financial Statements and Exhibits

Exhibit No.
99.1	July 6, 2006 Investor Presentation Slides

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

Date: July 6, 2006	By:	/s/ Robert L. Recchia
Robert L. Recchia
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Investor Presentation Slides